Exhibit 99.1 TELOMERE TARGETING IMMUNOTHERAPIES FOR CANCER NYSE AMERICAN: MAIA June 2024

FORWARD-LOOKING STATEMENTS NYSE American: MAIA All statements in this presentation, other than those relating to historical facts, are forward-looking statements. These forward-looking statements may include, but are not limited to, statements relating to our objectives, plans, and strategies; statements that contain projections of results of operations or of financial condition; statements relating to the industry and government policies and regulations relating to our industry; and all statements (other than statements of historical facts) that address activities, events, or developments that we intend, expect, project, believe, or anticipate will or may occur in the future. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. We have based these forward-looking statements on assumptions and assessments made by our management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Important factors that could cause actual results, developments, and business decisions to differ materially from those anticipated in these forward-looking statements include, among other things: the overall global economic environment; general market, political, and economic conditions in the countries in which we operate: projected capital expenditures and liquidity; changes in our strategy; government regulations and approvals; the application of certain service license; and litigation and regulatory proceedings. Factors that may cause such differences also include, but are not limited to, those discussed under Risk Factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2023 and other periodic reports filed by the Company from time to time with the Securities and Exchange Commission. You may get these documents for free by visiting EDGAR on the Commission's website at www.sec.gov. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2023. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any of our securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities can only be made in compliance with applicable securities laws. You should read carefully the factors described in the “Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2023 to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements. These statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry's actual results, levels of activity, performance, or achievements to be materially different from those anticipated by the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Except as required by law, we are under no duty to update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. These forward-looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward-looking statements for any reason. 2

INVESTMENT PROFILE NYSE American: MAIA New science for cancer therapy: dual MOA telomere targeting and immunogenicity. • Lead molecule THIO in clinic; 2nd generation compounds in R&D Phase 2 trial THIO-101 nearing completion: THIO sequenced with CPI in NSCLC. • Unprecedented disease control, response, post-therapy patient benefit • Clinical supply agreement with Regeneron (Libtayo®) Key targeted clinical milestones within reach. • THIO-101 topline data in mid-2024; long-term data in 2nd half of 2024 • Multiple potential pathways to FDA commercial approval Significant market opportunity in hard-to-treat cancers with unmet need. • NSCLC: largest tumor type globally, $34B annual sales • 3 FDA Orphan Drug Designations: liver (HCC), lung (SCLC) and brain (malignant gliomas) THIO trials planned for additional cancer indications. • THIO-102 — colorectal cancer (CRC), HCC, SCLC, solid tumors • THIO-103 — SCLC, NSCLC 4 3

ROBUST PIPELINE

MAIA BIOTECHNOLOGY
NYSE American: MAIA

	PHASE 1	PHASE 2	PHASE 3	COLLABORATION & RIGHTS
THIO Telomere targeting agent				
THIO-101 NSCLC-2+ **(THIO → Libtayo®)**		Patient Enrollment Complete		Worldwide rights owned by MAIA; REGENERON
THIO-102 CRC, HCC, SCLC, ST **(THIO → CPI)**	Ph 2 Planning			Worldwide rights owned by MAIA
THIO-103 NSCLC-1, SCLC-1 **(THIO → CPI)**	Ph 2/3 Planning			Worldwide rights owned by MAIA
2nd Generation Telomere targeting agents				
MAIA-2021-020 Multiple Ind. IND Enabling				Developed in-house fully-owned by MAIA
MAIA-2022-012 Multiple Ind. IND Enabling				Developed in-house fully-owned by MAIA
MAIA-2021-029 Multiple Indications				Developed in-house fully-owned by MAIA

NYSE American: MAIA MISSION AND APPROACH 5 5

NYSE American: MAIA Population aged >80 expected to triple by 2050 Cancer is the 142 At age 90: most dominant million 40% will be diagnosed age-related 20% will die of it 426 disease 2020 million Cancer is the most dominant of the age-related disease categories and has life altering impacts in the lives of 2050 patients and their close ones 66

NYSE American: MAIA THIO is the only direct telomere targeting anticancer agent in clinical development 77

CCCCA A THIO – NOVEL MECHANISMS OF ACTION NYSE American: MAIA Immune Checkpoint Inhibitor THIO THIO has a dual MoA: 1 • Telomere targeting (durvalumab) (cemiplimab) • Immunogenic effect 2 (pembrolizumab) (tislelizumab) Followed by (atezolizumab) THIO (nivolumab) Chromosome Telomere Partnership with GGGGT T CCCCA A REGENERON for NSCLC 8

THIO-101 NSCLC TRIALS - RATIONALE NYSE American: MAIA Cycle 1 Cycle 2 • THIO followed by CPI results in 60% 1000 Control complete response 900 Atezolizumab • Only 2 cycles of therapy were 800 THIO administered on weeks 1 and 2; no No cancer THIO → Atezo 700 further therapy throughout the study immune memory 600 • No recurrence after long-term follow- due to THIO Rechallenge with up 500 5x more lung cancer cells with • Anticancer immune memory has been 400 no additional treatment induced: no cancer after rechallenge 300 with 5x more lung cancer (LLC) cells No recurrence 200 with no additional therapy 20% PR 100 60% CR 0 0 10 20 30 40 50 60 70 80 90 Days After Tumor Inoculation Mender et al, Cancer Cell, 2020; THIO followed by Tecentriq (atezolizumab; Roche/Genentech) tested first; repeated later with THIO followed by Keytruda (pembrolizumab; 9 Merck); and Libtayo (cemiplimab; Regeneron) 3 Tumor Volume (mm )

NYSE American: MAIA THIO-101 TRIAL NON-SMALL CELL LUNG CANCER 10 10

REGENERON AGREEMENT NYSE American: MAIA & 11

THIO-101 - TRIAL DESIGN

MAIA BIOTECHNOLOGY
NYSE American: MAIA

A Multicenter, Open-Label, Dose-Finding Phase 2 Trial Evaluating the Safety and Efficacy of THIO Administered in Sequence with LIBTAYO® (*cemiplimab*) in NSCLC patients
RESISTANT TO CHECKPOINT INHIBITORS


Part A:
Safety
Part B:
Efficacy / Safety / Dose Selection
Expansion:
Registration1
Every 3 Weeks
THIO 360mg
Immune Activation
Libtayo®
RANDOMIZE
Every 3 Weeks
THIO 60mg
THIO 180mg
THIO 360mg
Immune Activation
Libtayo®
ORR, DCR, Safety
Best Dose: THIO 180mg
Selected Nov'23
Stage 2 THIO 180mg
Enrollment Completed Feb'24²
NSCLC-3 Enrollment THIO 180mg (N = 100-120)
ORR

Primary Endpoints	Safety, ORR, DCR (CR, PR and SD)
Secondary Endpoints	DoR; PFS; OS
Exploratory Endpoints	PK and PD (activity of THIO in circulating tumor cells measured by specific biomarkers)

ClinicalTrials.gov: https://clinicaltrials.gov/ct2/show/NCT05208944?term=05208944&draw=2&rank=1
1. Would require FDA agreement.
2. https://ir.maiabiotech.com/news-events/press-releases/detail/91/maia-biotechnology-completes-enrollment-in-thio-101-phase-2

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PATIENTS' SURVIVAL BY LINE OF THERAPY NYSE American: MAIA Second Line (All Doses): 45 patients Third Line+ (All Doses): 24 patients 13.5 months 14.6 months 12.8 months 12.8 months 12.5 months Legend Treatment Follow-Up Median Survival Stable Disease (SD) Follow-Up (3L+) Partial Response (PR) 8.9 months Progressive Disease (PD) Death 20 patients in 3L; Withdrawal 4 patients 4L+ Others 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Months Months PFS (2L) = OS (2L) = PFS (3L) = OS (3L) = 1 1 2,3 4 4.5 months 10.5 months 2.5 months 5.8 months Note: This is a snapshot including ongoing subjects and data pending full verification. Due to short duration of treatment and/or follow up, data subject to change. Clinical data presented from 30Apr2024 data cut. Includes all patients with ≥1 post-baseline response assessment. 13 1. https://clinicaltrials.gov/study/NCT01168973?tab=results 3. Fossella F, et al. J Clin Oncol 2000;18(12):2354-62. 2. Shepherd F, et al. N Engl J Med 2005;353:123-132. 4. Girard N, et al. J Thorac Onc 2009;12:1544-1549. Subject Subject

TREATMENT IN THIRD-LINE Third Line (All Doses): 20 patients Extended Survival • 20 subjects in 3L completed at least 1 post baseline assessment at time of cut-off • 13/20 (65%) patients crossed 5.8 months OS threshold • 17/20 (85%) crossed 2.5 months PFS threshold Unprecedented Efficacy • DCR 85% vs 25-35% chemotherapy • ORR (180mg dose) 38% vs 6-10% 5 chemotherapy Median Survival Follow-Up (3L) Legend 9.1 months Treatment Follow-Up Stable Disease (SD) Partial Response (PR) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Progressive Disease (PD) PFS (3L) = OS (3L) = Death Months 2,3 4 5.8 months 2.5 months Withdrawal Others Note: This is a snapshot including ongoing subjects and data pending full verification. Due to short duration of treatment and/or follow up, data subject to change. Clinical data presented from 30Apr2024 data cut. Includes all patients with ≥1 post-baseline response assessment. 14 2. Shepherd F, et al. N Engl J Med 2005;353:123-132. 4. Girard N, et al. J Thorac Onc 2009;12:1544-1549. 3. Fossella F, et al. J Clin Oncol 2000;18(12):2354-62. 5. https://ir.maiabiotech.com/news-events/press-releases/detail/94/maia-biotechnology-announces-strong-efficacy-of-thio-as Subject

BEST 3L RESULTS IN THE 180MG DOSE Third Line (180mg): 8 patients NSCLC-3 – 180mg: • 6/8 (75%) patients crossed 5.8 months OS threshold • 7/8 (88%) crossed 2.5 months PFS threshold Legend Treatment Follow-Up Stable Disease (SD) Partial Response (PR) Median Survival Progressive Disease (PD) Follow-Up (3L) Death 9.1 months Withdrawal Others 0 1 2 3 4 5 6 7 8 9 10 11 12 Months PFS (3L) = OS (3L) = 2,3 4 2.5 months 5.8 months Note: This is a snapshot including ongoing subjects and data pending full verification. Due to short duration of treatment and/or follow up, data subject to change. Clinical data presented from 30Apr2024 data cut. Includes all patients with ≥1 post-baseline response assessment. 15 1. https://clinicaltrials.gov/study/NCT01168973?tab=results 3. Fossella F, et al. J Clin Oncol 2000;18(12):2354-62. 2. Shepherd F, et al. N Engl J Med 2005;353:123-132. 4. Girard N, et al. J Thorac Onc 2009;12:1544-1549. Subject

EXPECTED EFFICACY VS. CURRENT TREATMENTS NYSE American: MAIA Third-Line THIO (180mg) + Tarceva® Taxotere® Chemotherapy NSCLC Libtayo® (cemiplimab) (erlotinib) (docetaxel) Population CPI Resistant (3L) CPI Naïve (3L) CPI Naïve (2L+) CPI Naïve (2L) DCR 88% 36% 45% 54% ORR 38% 6% 9% 5.7% 1.9 months 5.5 - 6 months PFS 2.2 months (8.3 weeks Time to (projected) Progression) > 10 months OS 5.8 months 6.7 months 5.7 months (projected) Third-Line Chemotherapy in Trial / Study THIO-101 BR.21 TAX320 Advanced NSCLC (Girard et al, JTO) https://clinicaltrials.gov/study/NCT https://www.jto.org/article/S15https://www.nejm.org/doi/fu https://pubmed.ncbi.nlm.n Source 05208944 56-0864(15)31281-8/pdf ll/10.1056/NEJMoa050753 ih.gov/10856094/ 16

NYSE American: MAIA PLANNED UPCOMING TRIALS 17 17

THIO-102 TRIAL (PLANNED)

MAIA BIOTECHNOLOGY
NYSE American: MAIA

A Multicenter, Open-label, Phase 2 Trial Evaluating the Safety and Efficacy of THIO Administered in Sequence with Anti-PD-1 or Anti-PD-L1

Part A/B: Safety/Efficacy Signal

Part C: Pivotal Phase 2

Baskets
- Colorectal Cancer (CRC)
- Hepatocellular Carcinoma (HCC)
- Small Cell Lung Cancer (SCLC)
- Solid Tumors[2]

THIO[1] → **Immune Activation**

Umbrella Arms
- TECENTRIQ (atezolizumab)
- LIBTAYO (cemiplimab)
- KEYTRUDA (pembrolizumab)

Expand Best Combination Arms
THIO (d1-3) + CPI (d5)
q3w N~120

[1] Dose to be selected from THIO-101 study results
[2] E.g. Breast, Prostate, Gastric, Pancreatic, Ovarian, etc

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THIO-102 – COLORECTAL RATIONALE NYSE American: MAIA 700 Control • THIO followed by CPI results in 100% 600 Atezolizumab complete response 500 THIO • Only 2 cycles of therapy were 400 THIO → Atezo administered on weeks 1 and 2; no 300 further therapy throughout the study 200 100% CR • No recurrence after long-term follow-up 100 • Anticancer immune memory has been 0 0 10 20 induced: no cancer after rechallenge Days After Tumor Inoculation with 10x more CRC cells with no additional therapy Rechallenge with 700 Control 600 10x more CRC cells with THIO 500 no additional treatment No cancer 400 immune memory 300 No recurrence due to THIO 200 100% CR 100 0 0 10 20 30 40 50 60 70 80 90 100 Days After Tumor Inoculation 19 Mender et al, Cancer Cell, 2020 3 Tumor Volume (mm ) 3 Tumor Volume (mm )

SCLC & HCC – ORPHAN DRUG DESIGNATION NYSE American: MAIA HCC SCLC 1500 1500 Control Control 1250 1250 THIO Pembro → THIO 1000 1000 THIO → IR THIO → Pembro 750 750 IR + Atezo THIO → IR + Atezo 500 500 250 250 0 0 0 5 10 15 20 25 0 5 10 15 20 25 Days After Tumor Inoculation Days After Tumor Inoculation • THIO is synergistic with anti-PD-1 agent Pembrolizumab in • THIO is highly synergistic and effective in combination Small Cell Lung Carcinoma (H2081) in vivo in humanized with anti-PD-L1 agent Atezolizumab and Ionizing murine cancer model Radiation (IR 10Gy) in HCC53N Hepatocellular Carcinoma • Treatment with THIO followed by Pembrolizumab results in • Treatment with THIO in combination with IR and highly potent anticancer effect, as compared to Atezolizumab results in a complete regression of Pembrolizumab alone aggressive HCC tumors. The combination of IR and Atezolizumab is just partially efficacious • THIO converts immunologically “cold non-responsive” SCLC tumor into “hot and responsive” to Pembrolizumab 20 3 Tumor Volume (mm ) 3 Tumor Volume (mm )

EXCELLENT EFFICACY IN HCC MODELS NYSE American: MAIA HCC • THIO achieved complete and durable responses in Hepatocellular Carcinoma (HCC), the dominant histology in primary liver cancer (90%), in in vivo models 100% CR 21

HCC ANTI-CANCER IMMUNE MEMORY NYSE American: MAIA HCC • When combined with immunotherapy checkpoint inhibitor Libtayo®, duration of response was further potentiated • Upon rechallenge with two times more cancer cells and no additional treatment, tumor growth was completely prevented HCC Rechallenge with • Administration of THIO alone and in 2x more HCC cells with combination with Libtayo® generated no additional treatment anti-cancer immune memory No cancer immune memory due to THIO 22

THIO-103 TRIAL (PLANNED) NYSE American: MAIA A Multicenter, Open-label, Phase 2 Trial Evaluating the Safety and Efficacy of THIO Administered in Sequence with Anti-PD-1 or Anti-PD-L1 Part A/B: Safety/Efficacy Signal Part C: Pivotal Phase 3 Baskets 1 SCLC First Line EP + TECENTRIQ (atezolizumab) THIO Expand to Pivotal Phase 3 N=TBD 1 LIBTAYO (cemiplimab) NSCLC First Line THIO 23 1 Dose to be selected from THIO-101 study results Immune Activation

NYSE American: MAIA INVESTMENT OPPORTUNITY 24 24

EXCLUSIVITY AND INTELLECTUAL PROPERTY NYSE American: MAIA Goal: New Chemical Entity (NCE) Marketing Exclusivity • THIO has never been previously approved by the FDA for commercialization • Robust exclusivity • US: 7 years; EU, Japan, other markets: 10 years Robust and Growing Patent Portfolio for THIO • 5 issued patents • 29 pending patent applications Current patents/provisional applications broadly cover the following key areas: • Telomere targeting compounds (2034+) • THIO’s immunogenic treatment strategy: sequential combination with CPIs (2041) 25

EXPERIENCED MANAGEMENT TEAM NYSE American: MAIA Vlad Vitoc, MD, MBA Sergei Gryaznov, PhD Jeffrey Himmelreich, MBA Founder and CEO Chief Scientific Officer Head of Finance • 24+ years in Oncology Pharma/ • 25+ years as Scientist • 20+ years of financial Biotech: Commercial, Medical • Expert Drug Discovery and expertise • 12 compounds launched Development, Oncology • CFO for privately held and across 20+ tumor types with 120+ publications publicly traded companies • Leadership roles at • Head of the J&J in the healthcare and Bayer (Nexavar), Oligonucleotide Center of manufacturing industries Astellas (Tarceva, Xtandi), Excellence Worldwide • Active CPA licensed in the Cephalon (Treanda), • Expert of telomeres and state of Pennsylvania and Novartis (Zometa), telomerase in cancer, co- is a Chartered Global Incyte (Jakafi) inventor of THIO Management Accountant 26

SIGNIFICANT MARKET OPPORTUNITY NYSE American: MAIA Developing agents for the top tumor Checkpoint Inhibitors Market types markets globally 2023 Sales ($B) NSCLC (#1 WW) HCC 30 Mortality: 1.7M / Sales: $34B Mortality: 0.8M / Sales: $3B 25 25 CRC (#2 WW) SCLC 20 Mortality: 1.0M / Sales: $20B Mortality: 0.3M / Sales: $2B 15 10 $46B CPIs Group (2023 Sales) 10 • 5 CPIs approved for NSCLC: 4.2 4.2 5 • > 30% of NSCLC drug sales 0.9 0.7 0.5 • > 40% of total CPI sales 0 Keytruda Opdivo Tecentriq Imfinzi Libtayo BavencioTevimbra • Keytruda®: $9B in NSCLC of $25B total Partnership with Regeneron (Libtayo®) • Keytruda® expected to hit $30B in 2026, • Profile similar to Keytruda® biosimilars expected by 2028 • Libtayo® is entrant #5 in CPIs • Libtayo® trending towards $2.2B in 2026 • Needs superior efficacy to Keytruda® 27 • Sequential combination with THIO is key

COMPARABLE COMPANIES NYSE American: MAIA $2.5B $95M $4.1B $0.8B $1.5B $4.1B Market Cap Market Cap Market Cap Market Cap Market Cap Market Cap $4.36/share $58/share $12/share $9/share $21/share $76/share • On June 3, 2022, Bristol Myers Squibb (BMS) announced the acquisition of Turning Point Therapeutics in an all-cash transaction for $4.1B in equity value • On October 9, 2023, BMS acquired Mirati for $4.8B in cash, plus up to $1B in contingent value right • Commercial stage companies: Mirati (on acquisition), Iovance • Phase 2 companies: Zentalis, Kura and Turning Point (on acquisition) 28 28 Note: Market Caps as of May 29, 2024 (source: S&P CapitalIQ)

MULTIPLE VALUE-DRIVING MILESTONES

MAIA BIOTECHNOLOGY
NYSE American: MAIA

★ **Major inflection points**

	2024			2025			2026	
THIO-101 Ph2 NSCLC-2+	**Early Efficacy Update** (Biotech Showcase)	**Part B Efficacy** (ASCO) ★	**Part B Long-term Efficacy** (ESMO) ★	**Part B Full Efficacy** (ASCO) ★	**Part C Efficacy Update** (ESMO)	**Part C Enrollment Complete**	**Filing for US approval**	**Potential Accelerated Approval in US** ★
THIO-102 Ph2 CRC, SCLC, HCC, ST				**Enrollment** First Patient In ★		**Early Safety Report** ★	**Early Efficacy Report** (ASCO)	
THIO-103 Ph2/3 SCLC-1, NSCLC-1				**Enrollment** First Patient In ★			**Early Safety Report** ★	

Note: Estimated timelines. Trial names, targeted indications and projected dates may be subject to changes.

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NYSE American: MAIA THANK YOU Investor Relations Contact +1 (872) 270-3518 ir@maiabiotech.com MAIA Biotechnology, Inc. 444 West Lake Street, Suite 1700 Chicago, IL 60606 30 30

NYSE American: MAIA APPENDIX 31 31

U.S. FDA GRANTED 3 ORPHAN DRUG DESIGNATIONS TO THIO

MAIA BIOTECHNOLOGY
NYSE American: MAIA

- The FDA's Orphan Drug Act of 1983 is designed to incentivize the development of therapies that demonstrate promise for the treatment of rare (orphan) diseases or conditions
- **Rare disease** - affects fewer than 200,000 people total in the U.S, or if the cost of developing a drug and making it available in the U.S. will exceed any potential profits from its sale due to the small target population size
- **Multiple incentives** - to make development more financially possible for companies to pursue:
  - ✓ up to 7 years of market exclusivity
  - ✓ up to 20 years of 25% federal tax credit for expenses the U.S.
  - ✓ waiver of Prescription Drug User Fee Act (PDUFA) fees, a value of ~$2.9 million in 2021
- **Only highest quality data is considered for ODD** - a testament to the potential of THIO in the treatment of multiple indications
- **THIO has been granted 3 ODDs:**
  - ✓ Hepatocellular Carcinoma (HCC, 90% of primary liver cancers)
  - ✓ Small Cell Lung Cancer (SCLC, deadliest lung cancer)
  - ✓ Glioblastoma (brain cancer)

3x FDA Orphan Drug Designation

MAIA Biotechnology, Inc. Announces FDA Orphan Drug Designation for THIO for the Treatment of Hepatocellular Carcinoma (HCC)

April 26, 2022 08:37 AM Eastern Daylight Time

https://ir.maiabiotech.com/news-events/press-releases/detail/35/maia-biotechnology-inc-announces-fda-orphan-drug

MAIA Biotechnology Receives FDA Orphan Drug Designation for THIO for the Treatment of Small-Cell Lung Cancer (SCLC)

August 02, 2022 08:00 AM Eastern Daylight Time

https://ir.maiabiotech.com/news-events/press-releases/detail/41/maia-biotechnology-receives-fda-orphan-drug-designation-for

FDA Grants Orphan Drug Designation to MAIA Biotechnology for THIO as a Treatment for Glioblastoma

- Third orphan drug designation (ODD) granted to THIO by the FDA; drug also holds ODDs for hepatocellular carcinoma and small cell lung cancer
- Benefits include 7 years of U.S. market exclusivity after drug approval and tax credits for qualified clinical testing
- Expected glioblastoma market growth from $2.2 billion to $3.2 billion globally in the next three years

November 10, 2023 07:01 AM Eastern Standard Time

https://ir.maiabiotech.com/news-events/press-releases/detail/83/fda-grants-orphan-drug-designation-to-maia-biotechnology

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